Exhibit 24.1

POWER OF ATTORNEY

(Keith D. Jackson)

I hereby appoint Donald Colvin, Bill George and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Director and/or Chief Executive Officer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2007, and any amendments.

Dated: February 11, 2008

/s/ KEITH D. JACKSON
Keith D. Jackson

POWER OF ATTORNEY

(Donald A. Colvin)

I hereby appoint Bill George, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Chief Financial Officer and/or Treasurer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2007, and any amendments.

Dated: February 11, 2008

/s/ DONALD A. COLVIN
Donald A. Colvin

POWER OF ATTORNEY

(J. Daniel McCranie)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2007, and any amendments.

Dated: February 11, 2008

/s/ J. DANIEL MCCRANIE
J. Daniel McCranie

POWER OF ATTORNEY

(Curtis J. Crawford)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2007, and any amendments.

Dated: February 11, 2008

/s/ CURTIS J. CRAWFORD
Curtis J. Crawford

POWER OF ATTORNEY

(Emmanuel T. Hernandez)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2007, and any amendments.

Dated: February 11, 2008

/s/ EMMANUEL T. HERNANDEZ
Emmanuel T. Hernandez

POWER OF ATTORNEY

(Phil D. Hester)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2007, and any amendments.

Dated: February 11, 2008

/s/ PHIL D. HESTER
Phil D. Hester

POWER OF ATTORNEY

(John W. Marren)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2007, and any amendments.

Dated: February 11, 2008

/s/ JOHN W. MARREN
John W. Marren

POWER OF ATTORNEY

(Robert H. Smith)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2007, and any amendments.

Dated: February 11, 2008

/s/ ROBERT H. SMITH
Robert H. Smith